                       STATEMENT OF ADDITIONAL INFORMATION



                                 OAK VALUE FUND

               November 1, 2000, As Supplemented December 21, 2000


                                   A series of
                         THE TUSCARORA INVESTMENT TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                            Telephone 1-800-622-2474



                                TABLE OF CONTENTS

INVESTMENT STRATEGIES..................................................  2
INVESTMENT LIMITATIONS.................................................  5
TRUSTEES AND OFFICERS..................................................  8
CODE OF ETHICS.........................................................  9
INVESTMENT ADVISER.....................................................  10
ADMINISTRATOR..........................................................  10
TRANSFER AGENT AND FUND ACCOUNTING SERVICES............................  11
OTHER SERVICE PROVIDERS................................................  12
OTHER FUND COSTS.......................................................  12
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................  12
SPECIAL SHAREHOLDER SERVICES...........................................  14
PURCHASE OF SHARES.....................................................  15
REDEMPTION OF SHARES...................................................  15
NET ASSET VALUE DETERMINATION..........................................  16
ADDITIONAL TAX INFORMATION.............................................  16
GENERAL INFORMATION ABOUT THE TRUST....................................  17
CALCULATION OF PERFORMANCE DATA........................................  18
FINANCIAL STATEMENTS AND REPORTS.......................................  21
DESCRIPTION OF BOND RATINGS (APPENDIX A) ..............................  22

       This Statement of Additional Information ("SAI") is not a prospectus and should only be read in conjunction with the Prospectus of the Oak Value Fund (the "Fund") dated November 1, 2000. The Financial Statements included in the Fund's Annual Report dated June 30, 2000 are incorporated by reference to this SAI. The Prospectus and Annual Report may be obtained at no charge by contacting the Fund at the address shown above or calling 1-800-622-2474.

                              INVESTMENT STRATEGIES

       The Fund is a no-load, diversified series of The Tuscarora Investment Trust, a registered open-end management investment company commonly known as a "mutual fund." The investment objective and policies of the Fund are described in the Prospectus. The following discussion supplements that found in the Prospectus and contains more detailed information about certain instruments in which the Fund may invest and a summary of related risks. Certain capitalized terms used in this SAI are defined in the Prospectus.

                        ADDITIONAL PERMITTED INVESTMENTS

       DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments and money market fund shares may be purchased for temporary defensive purposes, in an amount up to 100% of the Fund's assets (provided that the investment in money market fund shares does not exceed the limits prescribed by the Investment Company Act of 1940, as amended ("1940 Act")), when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments and money market fund shares will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (defined below) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

- BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank.

- A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

- COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment.

- The Fund may invest in MONEY MARKET FUND SHARES within the limits prescribed by the 1940 Act. As a shareholder of a money market fund, the Fund will bear its pro rata portion of the expenses of such money market fund, including advisory fees. These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

       REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

       The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. The Fund's custodian will hold all Repurchase Securities either directly or through a securities depository.

       U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

       FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Fund may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS").

- ADRS, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

       ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

       FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

       SHORT SALES "AGAINST THE BOX." The Fund may sell securities short "against the box." Selling securities short involves selling securities the seller (e.g., the Fund) has borrowed in anticipation of a decline in the market price of such securities. A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

       WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities are approaching the Adviser's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities.

       If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

       The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

       Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

       WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

       BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33-1/3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its borrowings are outstanding.

                             INVESTMENT LIMITATIONS

       The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of: (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

       (1) Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer;

       (2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

       (3) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

       (4) Invest for the purpose of exercising control or management of another issuer;

       (5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

       (6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

       (7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

       (8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

       (9) Participate on a joint or joint and several basis in any trading account in securities;

       (10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

       (11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

       (12) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

       (13) Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

       Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 3, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

                              TRUSTEES AND OFFICERS

       Following are the Trustees and current executive officers of The Tuscarora Investment Trust (the "Trust"), their present position with the Trust, age, and principal occupations during the past 5 years:

NAME, AGE, POSITION                           PRINCIPAL OCCUPATIONS
AND ADDRESS                                   DURING PAST 5 YEARS
-------------------                           ---------------------
*George W. Brumley, III (40)                  Chairman and CEO of
Trustee and President                         Oak Value Capital
3100 Tower Blvd., Ste. 700                    Management, Inc.
Durham, NC 27707

C. Russell Bryan (40)                         Managing Director
Trustee                                       Brookwood Associates, Inc. (an
112 Tryon Plaza,                              investment banking firm); prior to April
Suite 1500                                    1999, Principal with NationsBanc
Charlotte, NC 28284                           Montgomery Securities, LLC (an
                                              investment banking firm)

*David R. Carr, Jr. (40)                      President and Chief Investment Officer of
Trustee, Vice President                       Oak Value Capital Management, Inc.
3100 Tower Blvd., Ste. 700
Durham, NC 27707

John M. Day (46)                              Managing Partner, Maynard
Trustee                                       Capital Partners LLC (an
5151 Glenwood Avenue                          investment firm); prior to March
Raleigh, NC 27612                             1996, Vice President of Investors
                                              Management Corp.
                                              (a holding company).

Joseph T. Jordan, Jr. (54)                    President of Practice
Trustee                                       Management Services, Inc.
3310 Croasdaile Drive,                        (a medical practice management
Suite 400                                     firm).
Durham, NC 27705

Georgette H. Prigal (age 34)                  Vice President of BISYS Fund Services,
Vice President                                Inc.; prior to October 1996, Assistant Vice
90 Park Avenue, 10th Floor                    President of PaineWebber.
New York, NY 10016

Nadeem Yousaf (age 31)                        Vice President of BISYS Fund Services,
Treasurer                                     Inc.; prior to August 1999, Director of
3435 Stelzer Road                             Canadian Operations Investors Bank and
Columbus, OH 43219                            Trust; prior to April 1997, Assistant
                                              Manager, PricewaterhouseCoopers LLP.

Paige C. Spurbeck (age 34)                    Director, Administration Services of
Secretary                                     BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219


*Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

       Messrs. Bryan, Day and Jordan constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Trustees have not appointed a compensation committee or a nominating committee.

       Trustees of the Trust who are not trustees, officers or employees of Oak Value Capital Management, Inc. (the "Adviser") or the Administrator receive from the Trust an annual retainer of $12,000 and a fee of $2,500 for each Board of Trustees meeting of the Trust attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are trustees, officers or employees of the Adviser or the Administrator do not receive compensation from the Trust. The table below sets forth the compensation received by each independent Trustee from the Trust for the fiscal year ended June 30, 2000.


                                                     PENSION OR
                                                     RETIREMENT
                               AGGREGATE          BENEFITS ACCRUED            ESTIMATED
NAME OF PERSON,               COMPENSATION         AS A PART OF            ANNUAL BENEFITS
  POSITION                     FROM FUND           FUND EXPENSES           UPON RETIREMENT
---------------              --------------      ------------------       -----------------
C. Russell Bryan                $24,500                 -0-                      -0-

John M. Day                     $24,500                 -0-                      -0-

Joseph T. Jordan, Jr.           $24,500                 -0-                      -0-

       PRINCIPAL HOLDERS OF VOTING SECURITIES. As of October 3, 2000, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund.

                                 CODE OF ETHICS

       The Adviser and the Trust have each adopted a Code of Ethics ("Code") pursuant to Rule 17j-1 under the 1940 Act. Each Code applies to the personal investing activities of the trustees, directors, officers and certain employees ("access persons") of the Adviser or the Trust, as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits access persons to engage in personal securities transactions and otherwise invest in securities, including securities that may be purchased or held by the Fund. Access persons are generally required to obtain approval before engaging in personal securities transactions and to report their personal securities transactions for monitoring purposes. Each Code is on file with the Securities and Exchange Commission ("SEC"), and is available to the public.

                               INVESTMENT ADVISER

       The Adviser supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is dated May 23, 1995 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

       Compensation of the Adviser is at the annual rate of .90% of the Fund's average daily net assets. For the fiscal years ended June 30, 2000, 1999, and 1998, the Fund paid the Adviser advisory fees of $3,607,979, $4,723,434, and $1,740,919, respectively.

       The Adviser, organized as a North Carolina corporation in 1992, is controlled by its controlling shareholders, George W. Brumley, III and David R. Carr, Jr. Messrs. Brumley and Carr may be deemed to be affiliates of the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as Adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

       The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described in this SAI and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

       The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

                                  ADMINISTRATOR

       BISYS Fund Services Ohio, Inc. ("BISYS Ohio") , 3435 Stelzer Road, Columbus, Ohio 43219, serves as Administrator to the Fund pursuant to an administration agreement dated August 23, 1999 (the "Administration Agreement"). The Administration Agreement continues in effect until November 22, 2002, and is renewed automatically thereafter, unless terminated, for successive one-year terms. This Agreement may be terminated at any time without penalty under terms set forth in the Administration Agreement. The Administration Agreement contains provisions limiting the liability of BISYS Ohio and requiring its indemnification by the Fund. Pursuant to the Administration Agreement, BISYS Ohio provides the Fund with general office facilities and supervises the overall administration of the Fund, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. BISYS Ohio provides persons (including directors, officers or other employees of BISYS Ohio or its affiliates) satisfactory to the Board of Trustees to serve as officers of the Fund. BISYS Ohio is a wholly-owned indirect subsidiary of The BISYS Group, Inc., which is headquartered in Little Falls, New Jersey, and through its subsidiaries provides a comprehensive array of products and services to financial institutions and corporate clients including: mutual fund distribution and administration, retirement plan services, insurance distribution and support services and image and data processing outsourcing.

       Pursuant to the Administration Agreement, the Fund pays BISYS Ohio an annual fee, computed daily and paid monthly, at the following annualized rates:

       .041% of the Trust's average daily net assets up to $500 million; .03% of the Trust's average daily net assets in excess of $500 million up to $1 billion; and
       .015% of the Trust's average daily net assets in excess of $1 billion.

       For the period of November 22, 1999 to June 30, 2000, BISYS Ohio received from the Fund, accounting and pricing fees of $40,789 and administrative fees of $81,089. For the period July 1, 1999 to November 21, 1999, Countrywide Fund Services, Inc. ("Countrywide"), the Fund's previous administrator, received from the Fund, accounting and pricing fees of $25,795 and administrative fees of $173,238. For the fiscal year ended June 30, 1999, Countrywide received from the Fund, accounting and pricing fees of $60,774 and administrative fees of $446,379. For the fiscal year ended June 30, 1998, Countrywide received from the Fund accounting and pricing fees of $43,000 and administrative fees of $213,152.

                   TRANSFER AGENT AND FUND ACCOUNTING SERVICES

       BISYS Ohio also provides certain accounting services pursuant to a Fund Accounting Agreement dated August 23, 1999 (the "Fund Accounting Agreement"). The Fund Accounting Agreement continues in effect until November 22, 2002 and is renewed automatically, unless terminated, for successive one-year terms. The Agreement's provisions for termination, limitation of liability and indemnification are similar to those of the Fund's Administration Agreement. Under the Fund Accounting Agreement, BISYS Ohio maintains all Fund books and records required under Rule 31a-1 of the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements.

       Pursuant to the Fund Accounting Agreement, the Fund pays BISYS Ohio an annual fee, computed daily and paid monthly, at the following annualized rates:

         .02%  of the Trust's average daily net assets up to $500 million;
         .015% of the Trust's average daily net assets in excess of $500 million up to $1 billion; and
         .01% of the Trust's average daily net assets in excess of $1 billion.

       Fund accounting fees paid to BISYS Ohio and Countrywide for the past three years are disclosed above in the "Administrator" section.

       BISYS Ohio also serves as transfer agent and dividend disbursing agent for the Fund pursuant to a separate agreement.

                             OTHER SERVICE PROVIDERS

       The firm of Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.

       The Custodian of the Fund's assets is The Bank of New York, 100 Church St., New York, NY 10286. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

       Morgan, Lewis & Bockius, LLP, 1800 M Street, N.W., Washington, D.C. 20036, passes upon certain legal matters in connection with shares offered by the Trust and also acts as Counsel to the Trust.

                                OTHER FUND COSTS

       The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

       The Fund and the Adviser have arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder subaccounting and other services, including sales-related services. The Adviser, not the Fund, compensates these organizations for their services based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

       The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

       During the fiscal years ended June 30, 2000, 1999, and 1998, the total amount of brokerage commissions paid by the Fund was $513,642, $608,524, and $306,718, respectively.

       In managing the Fund, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable price and execution. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser to cause the Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Adviser determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Adviser currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).

       A portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of other clients that it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended June 30, 2000, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $43,412,946 and $54,956, respectively.

       PORTFOLIO TURNOVER RATES. The portfolio turnover rates for the fiscal years ended June 30, 1999 and 2000 were 38% and 22%, respectively.

       ORDER AGGREGATION AND ALLOCATION POLICY AND PROCEDURES (THE "AGGREGATION PROCEDURES"). The Adviser has adopted procedures that allow generally for the Adviser to aggregate or "bunch" orders for the purchase or sale of the same security for the accounts of two or more clients (including the Fund) at the same time. The Adviser may bunch orders when it deems it to be appropriate and in the best interest of its clients. The Aggregation Procedures allow the Adviser to seek more favorable executions and/or net prices for aggregated orders. To the extent permitted by, and consistent with, the Aggregation Procedures and applicable SEC guidance, the Adviser also may include orders for accounts of the Adviser's employees in bunched orders. The Adviser will not bunch orders for clients whose investment management agreement with the Adviser would prohibit such aggregation. When a bunched order is filled in its entirety, each client that participates in the order will receive the average price for all of the transactions on the same business day, and commissions or other transaction costs will be shared on a PRO RATA basis. When a bunched order is partially filled, the securities actually purchased or sold by the close of each business day will be allocated, subject to certain exceptions, in a manner that is consistent with the initial preallocation or other written statement and that does not consistently advantage or disadvantage particular clients or groups of client accounts, as determined by the Adviser from time to time.

                          SPECIAL SHAREHOLDER SERVICES

       As noted in the Prospectus, the Fund offers the following shareholder services:

       REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions and withdrawals to or from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

       AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

       AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified on the Account Application). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund at 1-800-622-2474. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redemptions In Writing Required" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment. In addition, automatic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-622-2474, or by writing to:

                               The Oak Value Fund
                              Shareholder Services
                                 P.O. Box 182287
                              Columbus, Ohio 43219

       REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

       TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Redemptions in Writing Required"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

                               PURCHASE OF SHARES

       The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

       The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

       EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.


                              REDEMPTION OF SHARES

       The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

       No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

       Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

       Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-th counter market. When market quotations are not readily available, fixed-income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

                          ADDITIONAL TAX INFORMATION

       TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities and certain other income.

       While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

       TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Avoid 31% Tax Withholding" in the Prospectus.

       For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                       GENERAL INFORMATION ABOUT THE TRUST

       The Declaration of Trust of The Tuscarora Investment Trust currently provides for the issuance of shares of the Fund as sole series of the Trust. The Trustees are permitted to create additional series, or funds, at any time. The Trust was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust. Shares of the Fund are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust.

       SHAREHOLDER RIGHTS. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

       FUND HISTORY. Prior to May 19, 1995, the Fund was a series of Albemarle Investment Trust.

       PRINCIPAL HOLDERS OF SECURITIES. As of October 3, 2000, the following were five percent or greater shareholders of the Fund:

                                          SHARE BALANCE        PERCENTAGE
Charles Schwab & Co., Inc.                3,897,205.007        38.22%*
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

NFSC, Attn: S Chattengoon,                2,013,726.612        19.75%
Mutual Funds Reconciliation Vella
1 World Financial Center
New York, NY 10281

*Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record, for the exclusive benefit of its customers, more than 25% of the shares of the Fund. Accordingly, this entity may be deemed to be a "controlling person" of the Fund within the meaning of the 1940 Act.

                         CALCULATION OF PERFORMANCE DATA

       CALCULATION OF TOTAL RETURN. The Fund may, from time to time, advertise certain total return and yield information. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year and five year periods ended June 30, 2000 and for the period since inception (January 18, 1993) to June 30, 2000 are -7.91%, 18.98% and 16.80%,
respectively.

       NONSTANDARDIZED RETURN. In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The Nonstandardized Returns of the Fund for each year and since inception, as compared to the performance of the S&P 500 Index for such periods, are as follows:


                                                                                                                         Since
                     Year-to-Date                                                                          2000        Inception*
                     Calendar       Calendar   Calendar     Calendar    Calendar    Calendar    Calendar   (as of        (as of
                      1993*           1994       1995         1996        1997        1998        1999     6/30/00)     6/30/00)
                     ------------   --------   --------     --------    --------    --------    --------   --------     --------
Oak Value Fund....    22.04%         -1.54%      28.89%      28.99%      37.70%      18.93%      -3.12%      0.30%       16.80%
S&P 500 Index.....     9.60%          1.32%      37.58%      22.96%      33.36%      28.58%      21.04%     -0.44%       19.92%

* Inception date of the Fund was January 18, 1993.

       COMPUTATION OF YIELD. From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[a-b/cd + 1)6 - 1]

       Where:
       a =      dividends and interest earned during the period
       b =      expenses accrued for the period (net of reimbursements)
       c =      the average daily number of shares outstanding during the
                period that were entitled to receive dividends
       d =      the maximum offering price per share on the last day of
                the period

       Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

       The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or published by one or more newspapers, newsletters or financial periodicals such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S AND FORTUNE. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

- LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

- MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

       Investors may use such indices and the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

       From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

       The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

                        FINANCIAL STATEMENTS AND REPORTS

       The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. The financial statements required to be included in this SAI are incorporated herein by reference to the Fund's Annual Report to Shareholders for the year ended June 30, 2000 (the "Annual Report"). A copy of the Annual Report will accompany the SAI whenever the SAI is requested by a shareholder or prospective investor.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS, THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     APPENDIX A

                           DESCRIPTION OF BOND RATINGS

       The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

       The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

       The following summarizes the highest three ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

       Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

       A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. MIG-1 and V-MIG-1 are the highest ratings used by Moody's for short-term notes and variable rate demand obligations. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

       The following summarizes the highest three ratings used by Standard & Poor's Ratings Group ("S&P") for bonds:

       AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. The rating SP-1 is the highest rating assigned by S&P to short-term notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

       The following summarizes the highest three ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds:

       AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

       A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relating standing within a rating category.

       The following summarizes the highest ratings used by Fitch for short-term notes, variable rate demand instruments and commercial paper:

       F-1+: Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1: Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S RATINGS:

       The following summarizes the highest three ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

       AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

       The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


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